AMENDED AND RESTATED SECOND SUPPLEMENTAL
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT


        AMENDED AND RESTATED SECOND SUPPLEMENTAL PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement") made as of April 14, 1998, by and among JOTAN, INC., a Florida corporation (the "Company"), RICE PARTNERS II, L.P., a Delaware limited partnership ("Rice" or the "Purchaser"), F-SOUTHLAND, L.L.C., a North Carolina limited liability company ("F-Southland"), FF-SOUTHLAND, L.P., a Delaware limited partnership ("FF-Southland" and together with F-Southland, the "Southland Purchasers"), F-JOTAN, L.L.C., a North Carolina limited liability corporation ("F-Jotan"), and the SHAREHOLDER named on the signature pages hereto (the "Shareholder").

                              W I T N E S S E T H:

        WHEREAS, the Company, Rice, the Southland Purchasers, F-Jotan and the Shareholder named on the signature pages thereof, have entered into (i) that certain Preferred Stock and Warrant Purchase Agreement, dated as of February 28, 1997 (the "Preferred Stock and Warrant Purchase Agreement"),
   (ii) that certain First Supplemental Preferred Stock and Warrant Purchase Agreement dated as of September 10, 1997 (the "First Supplemental Purchase Agreement"), and (iii) that certain Second Supplemental Preferred Stock Purchase Agreement (the "Second Supplemental Purchase Agreement"), (the First Supplemental Purchase Agreement, the Second Supplemental Purchase Agreement and together with this Agreement and the Preferred Stock and Warrant Purchase Agreement, as the same may be further modified, amended, supplemented or restated from time to time, collectively being called, the "Other Purchase Agreements");

        WHEREAS, each party owns beneficially and of record the number of shares or share equivalents set forth under the signature of such Shareholder on this Agreement of the issued and outstanding capital stock of the Company (reflecting the departure of David Freedman on December 31, 1997 from employment at the Company and the termination of his options to purchase up to 275,000 of the Company's Common Stock but not reflecting the issuance of a certain "Priority Warrant" in connection with the Priority Note Agreement (as defined in the last recital below);

        WHEREAS, F-Jotan is the owner of the 1,435,705 shares of the Series A Preferred Stock of the Company as of the date hereof;

        WHEREAS, the Southland Purchasers and Rice are owners of shares of Series B Preferred Stock and Warrants exercisable into the Company's

   Common Stock, as set forth under the signature of each such party below;

        WHEREAS,  SHC Acquisition  Corp.,  a wholly-owned  Subsidiary of  the
   Company, has merged with and into Southland Holding Company, with Southland Holding Company surviving and assuming all the obligations of SHC Acquisition Corp. under the Preferred Stock and Warrant Purchase Agreement. On July 31, 1997, all of the subsidiaries of Southland Holding Company and Atlantic Bag & Paper Company, a Subsidiary of the Company, merged with and into Southland Holding Company (which concurrently changed its name to Southland Container Packaging Corp.), with the result that Southland Container Packaging Corp. ("Southland"), as of July 31, 1997, had no Subsidiaries;

        WHEREAS, the Company, Southland, Rice and the Southland Purchasers have entered into that certain Note Purchase Agreement, dated as of February 28, 1997, as amended by Amendment No. 1, dated as of August 19, 1997, Amendment No. 2, dated as of November 6, 1997 and Amendment No. 3, dated as of April 14, 1998 (as the same may be modified, amended, supplemented or restated from time to time the "Original Note Agreement");

        WHEREAS, the Company, Rice, Southland Purchasers, F-Jotan, and the Shareholder have entered into (i) a Shareholder Agreement, dated as of February 28, 1997 (the "Original Shareholder Agreement"), (ii) that certain First Supplemental Shareholder Agreement, dated as of September 10, 1997 (the "First Supplemental Shareholder Agreement"), (iii) that certain Second Supplemental Shareholder Agreement, dated as of November 6, 1997 (the "Second Supplemental Shareholder Agreement"), and (iii) that certain Amended and Restated Second Supplemental Shareholder Agreement, dated as of the date hereof (the "Restated Second Supplemental Shareholder Agreement"), (the Original Shareholder Agreement, the First Supplemental Shareholder Agreement, the Second Supplemental Shareholder Agreement, and the Restated Second Supplemental Shareholder Agreement are collectively called the "Other Shareholder Agreements");

        WHEREAS, Rice and the Board of Directors of the Company determined that, in the best interest of the Company, Rice was willing purchase, and the Company was willing to sell to Rice, $250,000 (the "Purchase Price") of Series B Preferred Stock, in cash at $200 per share (the "Investment") to enable the Company to make certain payments to certain individuals who previously owned minority interests in certain subsidiaries of Southland;

        WHEREAS, although Rice was willing to enter into and consummate the transactions contemplated hereby upon the due issuance of the Warrants and Preferred Stock (as defined below) in connection with the payment of the Purchase Price, the Southland Purchasers elected not to purchase Preferred

   Stock in this transaction; and

        WHEREAS, Rice and the Company agreed that, notwithstanding the provisions of the Second Supplemental Purchase Agreement and in consideration of making further financial investments in the Company, the Company is willing to issue to Rice, and Rice shall receive Warrants in connection with, and related to, the purchase of the Second Supplemental Preferred Shares (as defined below), which warrants shall be issued concurrently with the purchase by Rice of $1,250,000 of "Priority Senior Subordinated Notes" under that certain Priority Note Purchase Agreement, dated as of April 14, 1998, among Rice, the Company and Southland Container Packaging Corp. ("Priority Note Agreement").

        NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser, Southland Purchasers, F-Jotan, the Southland Purchasers, the Shareholder, and the Company, intending to be legally bound, agree as follows:

                                    Article I
                                   Definitions

        As used in this Agreement, all capitalized terms have the meanings indicated in the Preferred Stock and Warrant Purchase Agreement unless otherwise defined herein. Any such term used in the Preferred Stock and Warrant Purchase Agreement, but not defined herein, shall be interpreted to cover all corresponding terms used herein and relating to the Warrants and Series B Preferred Stock to be issued pursuant to this Agreement, as if such terms were set forth at length herein and applied to the transactions contemplated hereby.

        Agreement.   This Amended and Restated  Second Supplemental Preferred
        Stock and Warrant Purchase Agreement, as the same may be modified, amended, supplemented or restated from time to time.

        Closing Date. With respect to this Agreement, as of the date first set forth above.

        First  Supplemental  Warrant.   The  First  Supplemental Warrant  A-2
        issued concurrently with the issuance of the First Supplemental Series B Preferred Stock.

        Second Supplemental Warrant. The Second Supplemental Warrant A-3, dated April 14, 1998, to be purchased by Rice under this Agreement concurrently with the purchase of the Priority Senior Subordinated Note as defined in the Priority Note Agreement.

        Priority Note Agreement. The Priority Note Purchase Agreement, dated as of April 14, 1998, by and among the Company, Southland Container Packaging Corp., and Rice and all documents evidencing indebtedness thereunder or otherwise related to such Agreement, as the same may be further amended from time to time, and any refinancing, refunding or replacements of the indebtedness under such Agreement.

        Original Closing Date. The Closing Date with respect to the Preferred Stock and Warrant Purchase Agreement, which occurred as of February 28, 1997 with respect to the originally issued Warrants and Preferred Shares under the Preferred Stock and Warrant Purchase Agreement and March 4, 1997 with respect to the initial funding.

        Other Shareholder Agreements.  This term is defined in the Preamble.

        Preferred Stock or Series B Preferred Stock. For purposes of this Agreement (except where the context requires a reference to this Agreement and the Preferred Stock and Warrant Purchase Agreement), the Second Supplemental Series B Preferred Stock.

        Purchase Price.  This term is defined in the preamble.

        Purchaser. For purposes of this Agreement, the Second Supplemental Documents and the First Supplemental Documents (as defined in the First Supplemental Purchase Agreement), Rice; and for purposes of the Preferred Stock and Warrant Purchase Agreement and the transactions contemplated thereby, Rice and the Southland Purchasers.

        Second Supplemental Documents. This Agreement, the Second Supplemental Series B Preferred Stock, the Second Supplemental
        Shareholder Agreement, and the Restated Second Supplemental Shareholder Agreement among the parties hereto and the transactions and documents, instruments, certificates and agreements contemplated thereby, as the same may be modified, amended, supplemented or restated from time to time.

        Second Supplemental Preferred Shares. Shares of Series B Preferred Stock (but not any Series A Preferred Stock) issued to Purchaser under the Second Supplemental Purchase Agreement in connection with the Investment described therein and herein.

        Second Supplemental  Series B  Preferred Stock.   Series B  Preferred
        Stock issued to the applicable Purchaser under the Second Supplemental Purchase Agreement in connection with the Investment described therein and herein.

        Southland.  This term is defined in the Preamble.

        Warrants or Second Supplemental Warrant. For purposes of this Agreement (except where the context requires a reference to this Agreement, the First Supplemental Purchase Agreement and the
        Preferred Stock and Warrant Purchase Agreement), the Second Supplemental Warrant (as defined below).

        Warrant Shares. For purposes of this Agreement (except where the context requires a reference to this Agreement, the First Supplemental Purchase Agreement and the Preferred Stock and Warrant Purchase Agreement), the shares of Common Stock issuable and issued on exercise of the Second Supplemental Warrant (defined below), and all Warrants issued upon the transfer or division of, or in substitution for, such Warrant.

                                   Article II
                    The Preferred Shares; Warrants; Warrants

        2.01 The Preferred Shares; Warrants. On or prior to the Closing Date, Rice agrees to purchase from the Company at the purchase price set forth below, and the Company agrees to issue to Rice, all in accordance with the terms and conditions of this Agreement:

             (a) for a purchase price of $100, a Second Supplemental Warrant A-3 (relating to the Series B Preferred Stock) in substantially the form attached to this Agreement as Annex B and incorporated in this Agreement by reference to purchase, at the exercise price provided in Section 2.03, the number of shares of Common Stock set forth beneath the name of Rice on the signature page of this Agreement (the "Second Supplemental Warrant"); and

             (b) 1,250 shares of Series B Preferred Stock, at a purchase price of $200 per share (for a total of $250,000) having the rights, restrictions, privileges, and preferences set forth in the articles of amendment of the Company's articles of incorporation attached to the Preferred Stock and Warrant Purchase Agreement as Annex H (the "Certificate").

   The Company has duly authorized the Series B Preferred Stock being purchased and sold pursuant to the terms of this Agreement by duly filing the Certificate with the Secretary of State of the State of Florida. Within forty-five (45) business days after the Closing Date, the Company will deliver to Rice a certificate evidencing and representing the shares of Second Supplemental Series B Preferred Stock issued to such Purchaser, which certificate shall be issued in such Purchaser's name or in the name of its designee.

        2.02 Legend.   The  Company  will deliver  to  Purchaser pursuant  to
   Section 2.01, one or more certificates representing each of (i) Second Supplemental Warrant and (ii) the Second Supplemental Series B Preferred Stock purchased by Rice in such denominations as such Purchaser requests. Such certificates will be issued in such Purchaser's name or, subject to compliance with transfer and registration requirements under applicable Federal and state securities laws, in the name or names of its respective designee or designees.

        It is understood and agreed that the certificates evidencing the Warrants will bear the following legends:

        "THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH THE DISTRIBUTION HEREOF. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, INCLUDING, WITHOUT LIMITATION, AND THE TEXAS SECURITIES ACT OF 1957, AS AMENDED, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS."

        "THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND PROVISIONS OF A PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT AND A SHAREHOLDER AGREEMENT, EACH DATED AS OF FEBRUARY 28, 1997, BY AND AMONG JOTAN, INC. (THE "COMPANY"), RICE PARTNERS II, L.P., F-SOUTHLAND, L.L.C. AND FF-SOUTHLAND, L.P., F-JOTAN, L.L.C. AND THE OTHER PARTIES LISTED ON THE SIGNATURE PAGES TO SUCH SHAREHOLDER AGREEMENT (AS SUCH AGREEMENTS MAY BE SUPPLEMENTED, MODIFIED, AMENDED, OR RESTATED FROM TIME TO TIME, THE "AGREEMENTS"). COPIES OF THE AGREEMENTS ARE AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY."

   It is further understood and agreed that the certificates evidencing the Second Supplemental Series B Preferred Stock will bear substantially the same as the following legends:

        "THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH THE DISTRIBUTION HEREOF. THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, INCLUDING, WITHOUT LIMITATION, THE TEXAS SECURITIES ACT OF 1957, AS AMENDED, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS."

        "THESE SHARES ARE SUBJECT TO THE TERMS AND PROVISIONS OF A PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT AND A SHAREHOLDER AGREEMENT, EACH DATED AS OF FEBRUARY 28, 1997, BETWEEN JOTAN, INC. (THE "COMPANY"), RICE PARTNERS II, L.P., F-JOTAN, L.L.C., AND F-SOUTHLAND, L.L.C., FF-SOUTHLAND, L.P. AND THE OTHER PARTIES LISTED ON THE SIGNATURE PAGES TO SUCH SHAREHOLDER AGREEMENT (AS SUCH AGREEMENTS MAY BE SUPPLEMENTED, MODIFIED, AMENDED, OR RESTATED FROM TIME TO TIME, THE "AGREEMENTS"). COPIES OF THE AGREEMENTS ARE AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY."

        2.03 Exercise Price. The Exercise Price per share will be $0.01 for each share of Common Stock covered by the Second Supplemental Warrant; provided, however, that in no event shall the aggregate Exercise Price for all of the shares of Common Stock covered by the Second Supplemental Warrant exceed $100.00, whether as a result of any change in the par value of the Common Stock or Other Securities, as a result of any change in the number of shares purchasable as provided in this Article II, or otherwise; provided, further, that such limitation of the aggregate Exercise Price will have no effect whatsoever upon the amount or number of Warrant Shares for which the Warrants may be exercised.

        2.04 Exercise of Warrant. The Second Supplemental Warrant may be exercised at any time or from time to time on or after the Closing Date until the tenth (10th) anniversary of the Original Closing Date (March 4, 2007), on any day that is a Business Day, for all or any part of the number of Issuable Warrant Shares purchasable upon its exercise. In order to exercise the Second Supplemental Warrant, in whole or in part, the Holder will comply with the applicable provisions in Section 2.04 of the Preferred Stock and Warrant Purchase Agreement as if such provisions were incorporated herein at length.

        2.05 Stock Legend. Without limiting the provisions of Section 2.02 hereof, the Second Supplemental Warrant and the Second Supplemental Preferred Shares have not been registered under the Securities Act or qualified under applicable state securities laws. Accordingly, unless there is an effective registration statement and qualification respecting the Second Supplemental Warrant or the Second Supplemental Preferred Shares, as the case may be, under the Securities Act or under applicable state securities laws, the Second Supplemental Preferred Shares and, at the time of exercise of a Second Supplemental Warrant, any stock certificate issued pursuant to the exercise of a Second Supplemental Warrant will bear the following legend:

             "THE SHARES REPRESENTED BY THIS CERTIFICATE (A) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS, INCLUDING, WITHOUT LIMITATION, THE NORTH CAROLINA SECURITIES ACT, AS AMENDED, AND THE TEXAS SECURITIES ACT OF 1957, AS AMENDED, AND (B) ARE SUBJECT TO THE TERMS OF AND PROVISIONS OF A PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT AND A SHAREHOLDER AGREEMENT, EACH DATED AS OF FEBRUARY 28, 1997, AMONG JOTAN, INC. (THE "COMPANY"), RICE PARTNERS II, L.P., F-SOUTHLAND, L.L.C., FF-SOUTHLAND, L.P., F-JOTAN, L.L.C. AND THE OTHER PARTIES LISTED ON THE SIGNATURE PAGES OF SUCH SHAREHOLDER AGREEMENT (AS SUCH AGREEMENTS MAY BE SUPPLEMENTED, MODIFIED, AMENDED, OR RESTATED FROM TIME TO TIME, THE "AGREEMENTS"). COPIES OF THE AGREEMENTS ARE AVAILABLE AT THE OFFICES OF THE COMPANY."

   All shares of Capital Stock of the Company subject to the Other Shareholder Agreements will bear a legend to such effect.

        2.06 Preferred Stock and Warrant Purchase Agreement Provisions Incorporated into this Agreement. Except as set forth above, all other provisions in Article II of the Preferred Stock and Warrant Purchase Agreement shall be incorporated herein as if set forth at length herein with full application to the Second Supplemental Warrant and the Second Supplemental Preferred Shares; and all such Preferred Shares issued pursuant to this Agreement shall be included in all adjustments and other calculations under Section 2.08 of the Other Purchase Agreements relating to Preferred Shares issued as of the Original Closing Date under the Second Supplemental Warrant and the Second Supplemental Preferred Shares as if such were issued on the Original Closing Date. Notwithstanding the issuance of securities contemplated herein, there will be no adjustments under Section 2.08 of the Preferred Stock and Warrant Purchase Agreement or under the Certificate (in respect of the issuance of the First Supplemental Warrant, the Second Supplemental Warrant and the Second Supplemental Preferred Stock to Rice) and such adjustment rights are hereby waived with respect to such issuances.

   All shares of Capital Stock of the Company subject to the Other Shareholder Agreements will bear a legend to such effect.

                                   Article III
                         Representations and Warranties

        3.01 Representations  and Warranties  of  the Company.   The  Company
   represents and warrants to the Southland Purchasers, Purchaser and F-Jotan that:

             (a) The Company is a corporation duly organized and existing and in good standing under the laws of its state of incorporation and is qualified or licensed to do business in all other countries, states, and jurisdictions the laws of which require it to be so qualified or licensed except where the failure to qualify to be licensed could have a Material Adverse Effect (as defined in the Original Note Agreement). The Company has no Subsidiaries (other than Southland) or debt or equity investment in any other Person. Other than Rice, the Southland Purchasers and F-Jotan, and, except any other stock issuable under any employee or director stock plan which constitutes Permitted Stock, no Person has any rights, whether granted by the Company or any other Person, to acquire any portion of the equity interest of the Company.

             (b) The Company has, and at all times that this Agreement is in force will have, the right and power, and is duly authorized, to enter into, execute, deliver, and perform this Agreement, the Restated Second Supplemental Shareholder Agreement, the Second Supplemental Warrant, and the officers of Company executing and delivering this Agreement, the Restated Second Supplemental Shareholder Agreement, and the Second Supplemental Warrant are duly authorized to do so; provided, however, that the exercise of the Second Supplemental Warrant and the performance of the Company's obligations in connection therewith are subject to (i) approval of the holders of Common Stock voting as a class to an amendment to the Restated Articles of Incorporation of the Company increasing the authorized Common Stock to an appropriate amount in accordance with applicable state and securities laws (the "Common Shareholder Approval") and the filing of such amendment with the Florida Secretary of State; and (ii) approval of two-thirds of holders of Preferred Stock of the Company voting as a class in accordance with applicable state and securities laws ("Preferred Shareholder Approval"); and (iii) the consent to and waiver of certain rights of F-Jotan and the Southland Purchasers (collectively, the "Fairview Entities") under the Restated Second Supplemental Shareholder

        Agreement, as amended from time to time (including any preemptive rights contained therein) and under the Restated Second Supplemental Purchase Agreement of concurrent date therewith and related agreements, as all have been amended from time to time. Subject to the foregoing, this Agreement, the Restated Second Supplemental Shareholder Agreement, and the Second Supplemental Warrant have been, or will be, duly and validly executed, issued, and delivered and constitute the legal, valid, and binding obligations of Company, enforceable in accordance with their respective terms.

             (c) The execution, delivery, and performance of this Agreement, the Restated Second Supplemental Shareholder Agreement, and the Second Supplemental Warrant will not, by the lapse of time, the giving of notice, or otherwise, constitute a violation of any applicable provision contained in the charter, bylaws, or organizational documents of the Company or contained in any agreement, instrument, or document to which the Company or the Shareholder is a party or by which any of them is bound; provided that, the Common Shareholder Approval and the Preferred Shareholder Approval are obtained and the Company's Restated Articles of Incorporation are amended in accordance with the Common Shareholder Approval and the Preferred Shareholder Approval.

             (d) As of the Closing Date, the authorized capital stock of the Company will consist of (i) 40,000,000 shares of Common Stock, of which 21,396,813 shares are issued and outstanding and (ii) 10,000,000 shares of Preferred Stock, of which 1,437,705 shares in Series A Preferred Stock are issued and outstanding and of which 64,375 shares of Series B Preferred Stock are issued and outstanding. An aggregate of at least 3,620,473 shares of Common Stock are reserved for issuance on exercise of the First Supplemental Warrant; an aggregate of at least 8,475,638 shares of Common Stock are reserved for issuance on exercise of the Second Supplemental Warrant; an aggregate of at least 42,377,173 shares of Common Stock or, subject to compliance with the Section 4.02 below, will be reserved for issuance on exercise of the "Priority Warrant" issued in connection with the Priority Note Agreement. All of the issued and outstanding shares of Common Stock are validly issued, fully paid and nonassessable. The Common Stock has been offered, issued, sold, and delivered by Company free from preemptive rights, rights of first refusal, antidilution rights, cumulative voting rights or similar rights (except (w) as otherwise provided in this Agreement, or (x) in the powers, designations, rights and preferences of the Preferred Stock contained in the Certificate, as amended, or (y) as provided in the Second Supplemental Shareholder Agreement) and in compliance with applicable federal and state securities laws. Except (1) pursuant to this Agreement, the Second Supplemental Purchase Agreement and related Warrants and the Second Supplemental Shareholder Agreement and (2) for the Permitted Stock, (A) the Company is not obligated to issue or sell any Capital Stock, and, except for this Agreement and the Other Shareholder Agreements, and (B) the Company is not a party to, or otherwise bound by, any agreement affecting the voting of any Capital Stock. Except for the Restated Second Supplemental
        Shareholder Agreement and the Other Shareholder Agreements, the Company is not, nor will it be, a party to, or otherwise bound by, any agreement obligating it to register any of its Capital Stock.

             (e) The shares of Common Stock and other consideration issuable on exercise of the Second Supplemental Warrant when issued in accordance with the terms of this Agreement or the Warrant, as the case may be, will be validly issued, fully paid, and nonassessable and free of preemptive rights, rights of first refusal, or similar rights.

             (f) The Company has good, indefeasible, merchantable, and marketable title to, and ownership of, all of its assets necessary for the conduct of its business free and clear of all liens, pledges, security interests, claims, or other encumbrances except those of Senior Lender and Permitted Liens (as defined the Original Note Agreement).

             (g) The Company has the exclusive right to use all patents, patent rights, patent applications, licenses, inventions, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names, and copyrights used in or necessary to its business as presently, or presently proposed to be, conducted (the "Intellectual Property"), and the use by the Company of the Intellectual Property does not infringe the rights of any other Person except that Southland Holding Company has a non-exclusive right to use the names "Southland" and "Southland Container" and similar trade names. No other Person is infringing the rights of the Company in any of the Intellectual Property in any material respect. The Company owes no royalties, honoraria, or fees to any Person by reason of its use of any of the Intellectual Property.

             (h)  There is  not now, and at  no time during the  term of this
        Agreement or the Restated Second Supplemental Shareholder Agreement will there be, any agreement, arrangement, or understanding involving the Company, other than this Agreement, the Restated Second Supplemental Shareholder Agreement, the Restated Second Supplemental Shareholder Agreement and the documents contemplated hereby and thereby, modifying, restricting, or in any way affecting the rights of any security holder to vote securities of the Company.

             (i) Each of the representations and warranties made by the Company pursuant to the Priority Note Agreement is true and correct in all material respects.

             (j) None of the documents, instruments, or other information furnished to Rice by the Company, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make any statements made therein not misleading. No representation, warranty, or statement made by the Company in this Agreement, the Priority Note Agreement, or the Restated Second Supplemental Shareholder Agreement, or in any applicable document, certificate, exhibit or schedule attached hereto or thereto or delivered in connection herewith or therewith, contains or, at the Closing Date, will contain any untrue statement of a material fact, or, at the Closing Date, omits or will omit to state a material fact necessary to make any statements made herein or therein not misleading; provided, however, that neither the Company nor the Shareholder make any representation or warranty of any information of any type or kind whatsoever which, at the time it was created, was forward-looking or projected except as expressly required by the
        Priority Note Agreement. There is no fact that materially and adversely affects the condition (financial or otherwise), results of operations, business, properties, or prospects of the Company or any of its Subsidiaries that has not been disclosed in the documents provided to Rice.

        3.02 Representations and Warranties of Purchaser. Rice represents and warrants to the Company, F-Jotan, the Southland Purchasers and the
   Shareholder:

             (a) Rice is a limited partnership, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

             (b) Rice has the right and power and is duly authorized to enter into, execute, deliver, and perform this Agreement and the Restated Second Supplemental Shareholder Agreement, and its officers, managers or agents executing and delivering this Agreement and the Restated Second Supplemental Shareholder Agreement are duly authorized to do so. This Agreement and the Restated Second Supplemental Shareholder Agreement have been duly and validly executed, issued, and delivered and constitute the legal, valid, and binding obligation of Rice, enforceable in accordance with their respective terms.

             (c) Rice (i) is an "accredited investor," as that term is defined in Regulation D under the Securities Act; (ii) has such knowledge, skill and experience in business and financial matters, based on actual participation, that it is capable of evaluating the merits and risks of an investment in the Company and the suitability thereof as an investment for Purchaser; (iii) has received and reviewed all such financial and other information and records of the Company as it considered necessary or appropriate in deciding whether to purchase the Second Supplemental Preferred Shares, and the Second Supplemental Warrant and any securities issuable upon exercise of the Second Supplemental Warrant and the Company and the Shareholder have made available to it the opportunity to ask questions of, and to receive answers and to obtain additional information from, representatives of the Company and the Shareholder; (iv) all such additional information has been provided to and reviewed by it; and
        (v) it has the ability to bear the economic risks of losing its entire investment in the Second Supplemental Preferred Shares and the Second Supplemental Warrant and any securities issuable upon exercise of such Warrants.

             (d) Except as otherwise contemplated by this Agreement and the Shareholder Agreement, Rice is acquiring its Second Supplemental Series B Preferred Stock, the Second Supplemental Warrant and any securities issuable upon exercise of the Second Supplemental Warrant for investment for its own account and not with a view to any distribution thereof in violation of applicable securities laws.

             (e) Rice agrees that the certificates representing the Second Supplemental Preferred Shares, the Second Supplemental Warrant, and any Issued Warrant Shares will bear the legends referenced in this Agreement or the Preferred Stock and Warrant Purchase Agreement, as the case may be, and such Preferred Shares, Warrants or securities issuable upon exercise of such Warrants and pursuant to the Restated Second Supplemental Shareholder Agreement, as the case may be, will not be offered, sold, or transferred in the absence of registration or exemption under applicable securities laws.

             (f) Rice is not acquiring the Second Supplemental Preferred Shares or the Second Supplemental Warrant or any securities issuable upon exercise of such Warrants based upon any representation, oral or written, by the Company or the Shareholder or any representative of the Company or the Shareholder with respect to the future value of, income from, or tax consequences relating to, such Preferred Shares or such Warrants of securities issuable upon exercise of such Warrants, but rather upon an independent examination and judgment as to the prospects of the Company. Further, Rice acknowledges that no federal or state administrative entity responsible for securities registration or enforcement has made any recommendation or endorsement of such Preferred Shares or such Warrants or any securities issuable upon exercise of such Warrants or any findings as to the fairness of an investment in the Preferred Shares of such Warrants or any securities issuable upon exercise of such Warrants.

             (g) Rice has no current contract, undertaking, agreement, arrangement or understanding with any Person to sell, transfer, grant any participation in, or otherwise distribute any of, the Second Supplemental Preferred Shares, the Second Supplemental Warrant or any securities issuable upon exercise of the Second Supplemental Warrant to any Person.

                                   Article IV
                                    Covenants

        4.01 Preferred Stock and Warrant Purchase Agreement Covenants Incorporated Into This Agreement. For so long as the Second Supplemental Warrant or the Warrant Shares remain outstanding, he Company will comply with all covenants in Article IV of the Preferred Stock and Warrant Purchase Agreement as if set forth herein at length.

        4.02 Issuance of Warrant.

             (a)  This  Agreement is  being  executed and  delivered and  the
   Second Supplemental Warrant is being issued herein prior to the completion of a "fairness opinion" requested by the Company from Hoak, Breedlove and Wesneski of Dallas, Texas. Such opinion is expected to address the question of whether the number of shares of Common Stock of the Company issuable on exercise of the Second Supplemental Warrant of 8,475,402 shares of Common Stock in consideration of Rice's investment of 1,250 shares of Second Supplemental Preferred Stock in the Company is fair to the shareholders of the Company from a financial point of view. If the substance of the fairness opinion indicates that the "fair" number of shares of Common Stock issuable on exercise of the Second Supplemental Warrant as consideration for such investment in the Company would be equal to or greater than the number of shares issuable on exercise of the Second Supplemental Warrant actually issued to Rice hereunder, then no change shall be made to the number of shares issuable under the Second Supplemental Warrant. However, if such fairness opinion indicates that the number of shares of Common Stock issuable on exercise of the Second Supplemental Warrant issuable to Rice is not fair to the shareholders of the Company, then (i) the number of shares of Common Stock that may be issued on exercise of the Second Supplemental Warrant shall be reduced to the number which the fairness opinion determines is fair (if so stated),
   (ii) Rice shall exchange the Second Supplemental Warrant issued originally hereunder for a new, appropriate Second Supplemental Warrant reflecting the "fair" number of Issuable Warrant Shares, and (iii) the provisions of this Agreement and the Other Purchase Agreements shall be adjusted to reflect such reduction, all with the purpose and intent of reflecting the conclusions reached in such fairness opinion. Notwithstanding the foregoing, if either the Company or Rice disagree with the methodology or findings of the "fairness opinion" or such opinion shall not state what number of shares should be issued to be "fair", the Company and Rice shall negotiate in good faith to agree upon an appropriate number of Issuable Warrant Shares to be owned by Rice. If the Company and Rice are unable to so agree within thirty (30) days after receipt of the "fairness opinion" (or a determination that a fairness level will not be available from the opining firm), then, on Rice's request and at the Company's expense, such parties shall select an Appraiser (in accordance with the procedure set forth in the definition of Appraised Value) to determine the number of Warrant Shares that should be issued to Rice to fairly compensate Rice for its $250,000 Preferred Stock investment made in the Company pursuant to this Agreement (and the Second Supplemental Purchase Agreement). Such determination shall be made by such Appraiser in a manner which, to the greatest extent applicable, utilizes the principles and methodologies described in the definition of "Appraised Value" in Article I of the Preferred Stock and Warrant Purchase Agreement.

             (b) The Warrant described in Section 4.01 hereof shall be issued on the Closing Date, but shall be authorized and exercisable in accordance with and subject to the following conditions:

                  (i) The Common Shareholder Approval authorizing an increase in the authorized shares of Common Stock to not less than 150,000,000 shares and the Preferred Shareholder Approval authorizing the issuance of the Priority Warrant shall be obtained; and

                 (ii) The Company shall have issued a proxy statement to its shareholders of record referring to the transactions contemplated in this Agreement;

                (iii) The Amendment to the Certificate to increase the authorized shares of Common Stock to the level set forth in Section 4.02(b)(i) above shall have duly approved and filed with the Secretary of State in the State of Florida; and

                  (iv) the "fairness opinion" described above shall have been issued or a final agreement or resolution shall have been reached by the Company and Rice under this Section with respect to the number of shares issuable on exercise of the Priority Warrant.

             (c) Notwithstanding the provisions of Section 4.02(a) above, the maximum number of shares issuable upon exercise of the Priority Warrant and the Second Supplemental Warrant (as defined in the Other Purchase Agreements) in the aggregate, shall not exceed sixty-five percent (65%) of the Capital Stock outstanding (excluding, for purposes of such percentage calculation, the shares issuable upon exercise of the Priority Warrant and the Second Supplemental Warrant), as of the date the conditions in paragraph (b) above are fully satisfied.

        4.03 Rights of Priority. The Other Purchase Agreements and the Other Shareholder Agreements, as amended as of the date hereof, are subject to the priority provisions set forth in Article XI of the Priority
   Shareholder Agreement (as defined in the Priority Note Purchase Agreement), and parties covenant and agreed to carry out the terms and intent thereof in good faith.

                                    Article V
                                   Conditions

        The  obligations  of   Purchaser  and  the  Company   to  effect  the
   transactions contemplated by this Agreement are subject to the following conditions precedent:

        5.01 Restated Second Supplemental Shareholder Agreement. The Company, F-Jotan, the Southland Purchasers and the Shareholder will have entered into the Restated Second Supplemental Shareholder Agreement with Purchaser.

        5.02 Representations and Agreements. Each representation and warranty of the Company and Rice set forth in this Agreement will be true and correct in all material respects when made and as of the Closing Date, and the Company and Rice will have fully performed all their covenants and agreements set forth in this Agreement in all material respects.

        5.03 Proceedings; Consents. All proceedings taken in connection with the transactions contemplated by this Agreement, and all documents necessary to the consummation of this Agreement, will be satisfactory in form and substance to Purchaser and its counsel, and Purchaser and its counsel will have received certificates of compliance and copies (executed or certified as may be appropriate) of all documents, instruments, and agreements that Purchaser or its counsel reasonably may request in connection with the consummation of such transactions. All consents of any Person necessary to the consummation of the transactions contemplated by this Agreement and the Restated Second Supplemental Shareholder Agreement will have been received, be in full force and effect, and not be subject to any onerous condition.

        5.05 Issuance of Second Supplemental Warrant. The Warrant described in Section 4.02(a) above shall have been duly issued to Rice (subject to (a) the adjustment provisions in such section, and (b) the conditions to authorize the exercise of such Second Supplemental Warrant described in
   Section 4.02(b) above).

        5.06 Reservation of Common Stock. The Purchaser will have received evidence satisfactory to the Purchaser that the Company has reserved a sufficient number of shares of Common Stock for the Purchaser to exercise the Warrants.

        5.07 Government Filings. All filings under all applicable state and federal securities laws, rules and regulations shall have been made and all requirements in connection therewith shall have been met by the Company, Purchaser and the Shareholder.

                                   Article VI
                                  Miscellaneous

        6.01 Indemnification. In addition to any other rights or remedies to which Rice and the Holders may be entitled, the Company agrees to and will indemnify and hold harmless Rice and the other Holders, if any, and their respective Affiliates and its successors, assigns, officers, directors, managers, employees, attorneys, and agents (individually and collectively, an "Indemnified Party") from and against any and all losses, claims, obligations, liabilities, deficiencies, penalties, causes of action, damages, costs, and expenses (including, without limitation, costs of investigation and defense, attorneys' fees, and expenses), including, without limitation, those arising out of the contributory negligence of any Indemnified Party, that the Indemnified Party may suffer, incur, or be responsible for, arising or resulting from, to the extent applicable, any misrepresentation, breach of warranty, or nonfulfillment of any covenant or agreement on the part of the Company under this Agreement, the Other Shareholder Agreements, or under any other agreement to which the Company is a party in connection with this transaction, or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to the Purchaser under this Agreement.

        6.02 Default. It is agreed that a violation by any party of the terms of this Agreement cannot be adequately measured or compensated in money damages, and that any breach or threatened breach of this Agreement by a party to this Agreement would do irreparable injury to the nondefaulting party. It is, therefore, agreed that in the event of any breach or threatened breach by a party to this Agreement of the terms and conditions set forth in this Agreement, the nondefaulting party will be entitled, in addition to any and all other rights and remedies that it may have in law or in equity, to apply for and obtain injunctive relief requiring the defaulting party to be restrained from any such breach or threatened breach or to refrain from a continuation of any actual breach.

        6.03 Integration. This Agreement, the Warrants, the Restated Second Supplemental Shareholder Agreement, the Other Purchase Agreements, Other Shareholder Agreements and all documents, agreements, notes and instruments executed in connection therewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all previous written, and all previous or contemporaneous oral, negotiations, understandings, arrangements, and agreements. This Agreement may not be amended or supplemented except by a writing signed by Company, the Shareholder, and each Holder.

        6.04 Headings. The headings in this Agreement are for convenience and reference only and are not part of the substance of this Agreement. References in this Agreement to Sections and Articles are references to the Sections and Articles of this Agreement unless otherwise specified.

        6.05 Severability. The parties to this Agreement expressly agree that it is not the intention of any of them to violate any public policy, statutory or common law rules, regulations, or decisions of any governmental or regulatory body. If any provision of this Agreement is judicially or administratively interpreted or construed as being in violation of any such policy, rule, regulation, or decision, the provision, section, sentence, word, clause, or combination thereof causing such violation will be inoperative (and in lieu thereof there will be inserted such provision, sentence, word, clause, or combination thereof as may be valid and consistent with the intent of the parties under this Agreement) and the remainder of this Agreement, as amended, will remain binding upon the parties, unless the inoperative provision would cause enforcement of the remainder of this Agreement to be inequitable under the circumstances.

        6.06 Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration, or other communication be given to or served upon any of the parties by another, such notice, demand, request, consent, approval, declaration, or other communication will be in writing and addressed to the party to be notified as set forth below. Notices shall be deemed to have been validly served, given or delivered (and "the date of such notice" or words of similar effect shall mean the date) five (5) days after deposit in the United States mails, certified mail, return receipt requested, with proper postage prepaid, or upon actual receipt thereof with written acknowledgment of receipt (whether by noncertified mail, telecopy, telegram, facsimile, express delivery, hand delivery or otherwise), whichever is earlier.

        If to Rice, at:     Address of Rice  beneath the name of  Rice on the
                            signature pages of this Agreement

        with courtesy copies to: Patton Boggs, L.L.P.
                                 2200 Ross Avenue, Suite 900
                                 Dallas, Texas 75201
                                 Attn:  Larry A. Makel, Esq.
                                 FAX:  214-871-2688

        If to the Southland
         Purchasers, at:    Address of the  Southland Purchasers beneath  the
                            name of the Southland Purchasers on the signature pages of this Agreement with courtesy copies to: Wyrick, Robins, Yates & Ponton, L.L.P.
                                 4101 Lake Boone Trail, Suite 300
                                 Raleigh, North Carolina  27607-7506
                                 Attn:  James M. Yates, Jr.
                                 Facsimile:  (919) 781-4865

        If to F-Jotan, at:  Address of F-Jotan beneath the name of F-Jotan on the signature pages of this Agreement

        with courtesy copies to: Wyrick, Robins, Yates & Ponton, L.L.P.
                                 4101 Lake Boone Trail, Suite 300
                                 Raleigh, North Carolina  27607-7506
                                 Attn:  James M. Yates, Jr.
                                 Facsimile:  (919) 781-4865

        If to the Company, at:   Jotan, Inc.
                                 118 West Adams Street
                                 Jacksonville, Florida  32202
                                 Attn:  President
                                 Fax: 904-353-0075

        If to the Shareholder,   Address of such Shareholder  beneath his/her
                                 name   on  the   signature  pages   of  this
                                 Agreement

   or to such other address as each party may designate for itself by like notice. Notice to any Holder other than the parties listed above will be delivered as set forth above to the address shown on the stock transfer books of the Company or the Warrant Register unless such Holder has advised the Company in writing of a different address to which notices are to be sent under this Agreement.

        Failure or delay in delivering courtesy copies of any notice, demand, request, consent, approval, declaration, or other communication to the persons designated above to receive copies of the actual notice will in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration, or other communication.

        No notice, demand, request, consent, approval, declaration or other communication will be deemed to have been given or received unless and until it sets forth all items of information required to be set forth therein pursuant to the terms of this Agreement.

        6.07 Successors. This Agreement will be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided, however, that no sale, assignment or other transfer by any party to this Agreement of any of its Capital Stock or rights hereunder to another Person will be valid and effective unless and until the transferee or assignee agrees in writing to be bound by the terms and conditions of this Agreement and the Shareholders Agreement, and the agreements and instruments related hereto and thereto, in a form and substance reasonably satisfactory to the Company.

        6.08 Remedies. The failure of any party to enforce any right or remedy under this Agreement, or promptly to enforce any such right or remedy, will not constitute a waiver thereof, nor give rise to any estoppel against such party, nor excuse any other party from its obligations under this Agreement. Any waiver of any such right or remedy by any party must be in writing and signed by the party against which such waiver is sought to be enforced.

        6.09 Survival. All warranties, representations, and covenants made by any party in this Agreement or in any certificate or other instrument delivered by such party or on its behalf under this Agreement will be considered to have been relied upon by the party to which it is delivered and will survive the Closing Date, regardless of any investigation made by such party or on its behalf. All statements in any such certificate or other instrument will constitute warranties and representations under this Agreement.

        6.10 Fees. Any and all fees, costs, and expenses, of whatever kind and nature, including attorneys' fees and expenses, incurred by Rice in connection with the defense or prosecution of any actions or proceedings arising out of or in connection with this Agreement will be borne and paid by the Company within ten (10) days of demand by the Holders.

        6.11 Counterparts. This Agreement may be executed in any number of counterparts, which will individually and collectively constitute one agreement.

        6.12 Other Business. It is understood and accepted that Purchaser and its Affiliates have interests in other business ventures that may be in conflict with the activities of the Company and that nothing in this Agreement will limit the current or future business activities of such parties whether or not such activities are competitive with those of the Company. The parties hereto agree that all business opportunities that may be available to such parties in any field substantially related to the business of the Company will be pursued exclusively through the Company.

        6.13 Choice of Law. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE OF FLORIDA APPLICABLE TO AN AGREEMENT EXECUTED, DELIVERED AND PERFORMED THEREIN WITHOUT GIVING EFFECT TO THE CHOICE-OF-LAW RULES THEREOF OR ANY OTHER PRINCIPLE THAT COULD REQUIRE THE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION.

        6.14 Duties Among Holders. Each Holder agrees that no other Holder, if any, will by virtue of this Agreement be under any fiduciary or other duty to give or withhold any consent or approval under this Agreement or to take any other action or omit to take any action under this Agreement, and that each other Holder may act or refrain from acting under this Agreement as such other Holder may, in its discretion, elect.

        6.15 Waiver of Jury Trial. AFTER REVIEWING THIS SECTION 6.15 WITH ITS COUNSEL, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY, F-JOTAN, PURCHASER, THE SOUTHLAND PURCHASERS AND SHAREHOLDER HEREBY KNOWINGLY, INTELLIGENTLY AND INTENTIONALLY, IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF THE COMPANY, F-JOTAN, PURCHASER, THE SOUTHLAND PURCHASERS AND SHAREHOLDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT HEREOF OR THEREOF. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PURCHASER TO PURCHASE THE WARRANTS AND PREFERRED STOCK FROM THE COMPANY.

        IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

                                    COMPANY:

                                    JOTAN, INC.


                                    BY:_____________________________________
                                       Edward L. Lipscomb
                                       Vice President and Chief Financial
                                        Officer

                                       118 West Adams Street
                                       Jacksonville, Florida  32201
                                       Attn:  President
                                       Fax:  (904) 343-0075


                                    RICE:

                                    RICE PARTNERS II, L.P.

                                    By: Rice Capital Group IV, L.P.,
                                        Its general partner

                                    By: RMC Fund Management, L.P.,
                                        Its general partner

                                    By: Rice Mezzanine Corporation,
                                        Its general partner

                                    By:___________________________________
                                        Jeffrey P. Sangalis
                                        Managing Director

                                    5847 San Felipe, Suite 4350
                                    Houston, Texas  77057
                                    Attn:  Jeffrey P. Sangalis
                                    Fax:   (713) 783-9750

                                    OWNED ON CLOSING DATE:

                                 None           Shares of Series A
                                                Convertible Preferred Stock

                                 40,000         Shares of Series B Preferred
                                                Stock

                                 13,125         Shares of First Supplemental
                                                Series B Preferred Stock

                                 1,250          Shares of Second Supplemental
                                                Series B Preferred Stock

                                 15,717,402     Shares of Common Stock

                                 8,475,638      Second Supplemental Warrant
                                                A-3 Shares



                                    F-JOTAN, L.L.C.


                                    By:  Franklin Street/Fairview Capital,
                                         L.L.C., its Manager


                                         By:________________________________
                                             James D. Lumsden,
                                             Manager

                                    702 Oberlin Road
                                    Suite 150
                                    Raleigh, North Carolina  27605
                                    Attn:  James D. Lumsden
                                    Facsimile:  (919) 743-2501

                                    OWNED ON CLOSING DATE:

                                    1,435,705   Shares of Series A
                                                Convertible Preferred Stock

                                    None        Shares of Common Stock

                                    None        Other Equity Interests


                                    THE SOUTHLAND PURCHASERS:

                                    F-SOUTHLAND, L.L.C.


                                    By:  Franklin Street/Fairview Capital,
                                         L.L.C., its Manager


                                         By: _______________________________
                                               James D. Lumsden, Manager

                                    702 Oberlin Road
                                    Suite 150
                                    Raleigh, North Carolina  27605
                                    Attn:  James D. Lumsden
                                    Facsimile:  (919) 743-2501

                                    OWNED ON CLOSING DATE:

                                    None        Shares of Series A
                                                Convertible Preferred Stock

                                    5,000       Shares of Series B
                                                Preferred Stock

                                    None        Shares of Common Stock

                                    359,315     Warrant B-1 Shares

                                    1,197,716   Warrant B-2 Shares




                                    FF-SOUTHLAND, L.P.

                                    By:    FSFC Associates, L.P.,
                                           Its general partner

                                    By:    Franklin Capital, L.L.C.,
                                           Its general partner


                                           By:___________________________
                                               James D. Lumsden,
                                               Manager

                                    702 Oberlin Road
                                    Suite 150
                                    Raleigh, North Carolina  27605
                                    Attn:  James D. Lumsden
                                    Facsimile:  (919) 743-2501

                                    OWNED ON CLOSING DATE:

                                    None        Shares of Series A
                                                Convertible Preferred Stock

                                    5,000       Shares of Series B
                                                Preferred Stock

                                    None        Shares of Common Stock

                                    359,315     Warrant C-1 Shares

                                    1,197,716   Warrant C-2 Shares



                                    SHAREHOLDER:


                                    ________________________________________
                                    Shea E. Ralph


                                    OWNED ON CLOSING DATE:

                                    950,000     Shares of Common Stock Owned
                                                on Closing Date

                                    33,000      Other Equity Interests

                                     ANNEX A

                   [Second Supplemental Shareholder Agreement]